Subsequent Events (FY)	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events
16. Subsequent Events

On January 2, 2020, 7,436 common shares were issued in the aggregate to the Company’s three directors and CFO and interim CEO.  This issuance will result in compensation expense of approximately $3,718 to be recorded during the quarter ended March 31, 2020.

During the first quarter of 2020, there was a global novel virus outbreak that has resulted in changes to global supply and demand of certain mineral and energy products. These changes, including a potential economic downturn, and any potential resulting direct and indirect negative impact to the Company cannot yet be determined, but they could have a prospective material impact to the Company’s project development activities, cash flows, and liquidity.